UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811 -05133)

Exact name of registrant as specified in charter: Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005— February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

2|28|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam High Income Securities Fund

2| 28| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	27
Financial statements	29

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam High Income Securities Fund: opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are issued by companies that are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than higher-rated counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they typically provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, and the amount does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen signifi-cantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium once the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund seeks high current income and, as a secondary objective, capital appreciation by investing in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation.

Highlights

* For the six months ended February 28, 2006, Putnam High Income Securities Fund had total returns of 3.97% at net asset value (NAV) and 4.29% at market price.

* The fund’s primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, returned 4.98% . The fund’s secondary benchmark, the JP Morgan Developed High Yield Index, returned 1.97% .

* The average return for the fund’s Lipper category, Convertible Securities Funds (closed-end), was 4.17% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 2/28/06

Since the fund's inception (7/9/87), average annual return is 10.14% at NAV and 9.13% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	8.63%	6.98%	128.88%	96.33%

5 years	11.02	7.01	68.66	40.31

3 years	16.15	12.38	56.71	41.91

1 year	6.69	7.16	6.69	7.16

6 months	—	—	3.97	4.29

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Your fund continued to deliver positive results during the first half of its fiscal year, although the weaker performance of high-yield bonds relative to convertible securities caused the fund’s return at NAV to lag results for its primary benchmark and the average return of its Lipper peer group. A generally positive equity market provided a favorable backdrop for both high-yield convertibles and bonds, since these securities tend to be influenced more by fundamentals supportive of common stocks and less by interest-rate trends. However, the bankruptcies of several high-profile issuers muted results in the high-yield bond market. Your fund had minimal exposure to these issuers because of its focus on the higher-quality area of the high-yield universe and its avoidance of companies that exhibited substantial credit risk.

Market overview

The prices of convertible securities are influenced primarily by two key factors: credit spreads, or the difference in yield between higher- and lower-quality bonds, and the direction of the broad equity market. During the second half of the fiscal year ended August 31, 2005, there was a sharp correction in the convertible market. The major credit rating agencies downgraded the debt issued by Ford and General Motors to below investment grade, causing credit spreads to widen quickly. However, thanks to a fundamentally healthy economy, the market was able to absorb this disruption and yields remained low by historical standards. In addition, the equity market generated moderately positive results during the current fiscal period and performed particularly well during the fall of 2005 and in January of 2006. As a result, throughout the first half of the fund’s 2006 fiscal year, the market environment for convertibles was noticeably stronger than it had been during the prior period.

The story was rather different in the high-yield bond market. The market essentially ran in place during the first four months of the period. The impact of generally solid corporate financial results was offset by the bankruptcies of several high-profile bond issuers, including Delta and Northwest Airlines in September, auto parts maker Delphi in October, and independent power producer Calpine in December. By January, however, the tide had turned and the high-yield market ended the period with improved results. Positive influences included continuing strong business fundamentals, persistent signs of economic growth, fewer deals coming to market following earlier heavy issuance, and improved market liquidity.

Strategy overview

Your fund invests mainly in a combination of convertible securities and high-yield corporate bonds, relying on our analysis of individual securities to identify what we consider to be the most attractive opportunities. After more than two years of a strong rally in both convertibles and high-yield bonds, new opportunities to add yield with lower-quality bonds have become relatively scarce. During the period, we continued to add higher-quality convertibles from industries that were experiencing short-term weakness, such as insurance companies and airlines. We also avoided problematic situations such as the Calpine bankruptcy, and did not invest in any General Motors (GM) convertibles until the securities, along with GM’s common stock, declined sharply in price. This particular investment illustrates our thinking about the attractiveness of “busted” convertibles.

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/06.

Bonds
Merrill Lynch All-Convertibles Speculative Quality Index
(high-yield U.S. convertible securities)	4.98%

JP Morgan Developed High Yield Index (high-yield corporate bonds)	1.97%

Lehman Aggregate Bond Index (broad bond market)	–0.11%

Lehman Global Aggregate Bond Index (international bonds)	–1.92%

Equities
S&P 500 Index (broad stock market)	5.93%

Russell 2000 Index (small-company stocks)	10.24%

MSCI EAFE Index (international stocks)	15.14%

On the high-yield bond side of the portfolio, we maintained our bias toward bonds from the higher-quality tiers of the high-yield debt market. We believe this strategy, which has been in place since the second half of fiscal 2005, is appropriate given our view of where the market is in the current credit cycle. High-yield bond spreads have narrowed to the point that investors are not being well compensated for the additional risk they assume when choosing a lower-quality investment. In addition, we are positioning the portfolio somewhat defensively to guard against the possibility of slower economic growth. If the economy does slow, high-yield bonds with higher credit ratings are likely to perform better on a relative basis than lower-rated issues. Overall, our plan is to maintain a diversified portfolio, targeting issuers that appear to have a sustainable competitive advantage within their industry, solid capital structures, and the ability to generate sufficient levels of cash flow.

Your fund’s holdings

One of your fund’s best-performing convertible investments during the period was American Airlines. Despite higher fuel costs, well-positioned airlines are benefiting from improved economic conditions, which have led to stronger demand for air travel and from higher airfares that have resulted, in part, from fuel surcharges. Initially, we invested in American Airlines’ convertible because it offered a high current yield. By the end of the period, we sold out of the position at a price above par (or face) value because the price of the convertible had moved up in step with the price of American Airlines’ common stock.

The fund also benefited from a large position in Titan International, a manufacturer of wheels and tires for off-road use. Management tendered a formal buyout proposal and, although the proposal had not been approved by the end of the fiscal period, the convertible’s price advanced as a result of this activity.

As noted earlier, we avoided GM’s convertible securities until they “busted” — i.e., until prices dropped substantially. When we did invest, we purchased a security with a very short maturity. By the end of the period, this position had generated a nice gain for the fund.

Convertible holdings that detracted from performance included MeriStar, a real estate investment trust (REIT) that operates full-service hotels and resorts. The REIT was the subject of a takeover during the period. The convertible we held was trading at a substantial premium to conversion value (i.e., the value of the convertible if converted into common stock). Because the takeover price was closer to the common stock

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 2/28/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Security information	Sector

Convertible Securities
Northrop Grumman Corp. (2.1%)	Ser. B, $7.00 cum. cv. pfd.	Capital goods

General Motors Corp. (1.7%)	Ser. A, $1.13 cv. pfd.	Consumer cyclicals

Schering-Plough Corp. (1.4%)	$3.00 cv. pfd.	Health care

Nash Finch Co. (1.3%)	Cv. sr. sub. notes stepped-coupon	Consumer staples
1.631% (zero %, 3/15/13), 2035

FelCor Lodging Trust, Inc. (1.3%)	Ser. A, $1.95 cum. cv. pfd.	Financial

Corporate Bonds and Notes
Ford Motor Credit Corp. (0.4%)	Notes 7.875%, 2010	Consumer cyclicals

DirecTV Holdings, LLC (0.4%)	Company guaranty 6.375%, 2015	Consumer staples

Novelis, Inc. (0.3%)	144A sr. notes 7.75%, 2015	Basic materials

CCH I, LLC (0.3%)	144A secd. notes 11%, 2015	Consumer staples

Whiting Petroleum Corp. (0.3%)	144A sr. sub. notes 7%, 2014	Energy

price than the convertible price, the fund’s position declined in value once the takeover was announced. The position remained in the fund at the end of the period, awaiting final closure of the deal.

The fund’s investment in Great Plains Energy, a public utility, also declined during the period. The company’s energy consulting business has suffered as a result of high natural gas prices. We are maintaining this position as we believe the company has the potential to rebound if natural gas prices remain stable or move lower.

Strong performers from the high-yield bond portion of the portfolio included Decrane Aircraft Holdings, an aircraft parts supplier. Decrane’s bond prices rebounded from depressed levels as the company enjoyed a surge in demand from customers in the corporate aircraft industry.

Disappointments among high-yield bond holdings included Charter Communications, the fourth-largest cable TV operator in the United States. The firm’s securities underperformed in light of the intensifying competitive threats from satellite TV and from the merger of AT&T and BellSouth, which was announced shortly after the period ended.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our strategy in the convertibles market over the balance of the fiscal year will be to continue to focus on high-yielding issues that are more sensitive to movements in the underlying common stock. We also plan to continue trying to avoid companies that exhibit significant credit risk. After a period of sustained economic expansion, which is where the United States currently finds itself in the business cycle, companies that carry substantial credit risk are typically in extremely poor financial condition.

As to the high-yield bond market, we would characterize our current outlook as neutral. While the business fundamentals of many high-yield issuers are solid, the technical, or supply and demand, condition of the market is in flux. The number of new issues coming to market has been fewer than in earlier periods but also larger in size. At the same time, investor demand, as determined by asset flows, has been volatile. Finally, high-yield spreads relative to investment-grade bonds are tight relative to historical averages, indicating that the market as a whole is somewhat overvalued. Consequently, we believe returns will be generated mainly through yield rather than capital appreciation over the near term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 2/28/06

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.14%	9.13%

10 years	128.88	96.33
Annual average	8.63	6.98

5 years	68.66	40.31
Annual average	11.02	7.01

3 years	56.71	41.91
Annual average	16.15	12.38

1 year	6.69	7.16

6 months	3.97	4.29

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 2/28/06

			Lipper
	Merrill Lynch	JP Morgan	Convertible
	All-Convertibles	Developed	Securities Funds
	Speculative	High Yield	(closed-end)
	Quality Index	Index	category average‡

Annual average
Life of fund (since 7/9/87)	— *	—†	9.03%

10 years	145.02%	94.30%	100.89
Annual average	9.38	6.87	7.18

5 years	42.57	49.11	26.60
Annual average	7.35	8.32	4.65

3 years	60.80	42.70	40.43
Annual average	17.16	12.58	11.88

1 year	6.92	3.50	6.71

6 months	4.98	1.97	4.17

Index and Lipper results should be compared to fund performance at net asset value.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 1/5/95.

† The JP Morgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/06, there were 11, 11, 7, 6, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/06

Distributions*

Number	6

Income	$0.2658

Capital gains	—

Total	$0.2658

Share value:	NAV	Market price
8/31/05	$8.69	$7.80

2/28/06	8.73	7.86

Current yield (end of period)
Current dividend rate†	6.09%	6.76%

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

† Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.15%	9.12%

10 years	131.69	95.98
Annual average	8.77	6.96

5 years	73.12	66.03
Annual average	11.60	10.67

3 years	56.81	41.15
Annual average	16.18	12.17

1 year	10.38	13.29

6 months	5.16	5.49

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David King	2006	*

Portfolio Leader	2005	*

Robert Salvin	2006	*

Portfolio Leader	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2006, Portfolio Member Robert Salvin became a Portfolio Leader of the fund.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund's category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees reexamined this matter and recommended that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the fee arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.70% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);
0.60% of the next $500 million;
0.55% of the next $500 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion;
0.42% of the next $5 billion;
0.41% of the next $5 billion;
0.40% of the next $5 billion;
0.39% of the next $5 billion;
0.38% of the next $5 billion; and
0.37% thereafter.

The new fee schedule for your fund resulted in lower management fees paid, as a percentage of the fund's average weekly assets, by common shareholders.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	12th	12th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 13, 8, and 8 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2006, were 75%, 15%, and 15%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 9th out of 11, 1st out of 6, and 1st out of 6 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of Amended and Restated Management Contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As your fund’s Agreement and Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which an advisor can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the changes to your fund’s management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund’s annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an expansion of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Recent change to investment policy

In February 2006, the Trustees of your fund approved a change to the fund’s investment policies. Effective April 30, 2006, the fund will no longer be required to invest, under normal circumstances, at least 80% of its net assets in fixed-income securities rated below investment grade (below BBB as rated by Standard & Poor’s or Baa by Moody’s).

As a result, the fund’s management team will have greater flexibility (although the team may choose not to utilize this flexibility) to pursue the fund’s objectives across a broader spectrum of credit quality. The fund’s management team believes that it is possible under current conditions to raise the credit quality of the fund’s portfolio without compromising the fund’s yield or primary investment objective of seeking high current income, particularly in light of the fund’s considerable exposure to convertible securities — an investment universe in which “high yield” and “low credit ratings” currently are not synonymous. In addition, a portfolio with higher credit quality generally offers shareholders greater protection against risk of loss, which serves the fund’s secondary objective of capital appreciation.

The removal of this investment restriction did not change the fund’s objectives and did not require shareholder approval.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 2/28/06 (Unaudited)

CORPORATE BONDS AND NOTES (41.9%)*

		Principal amount	Value

Advertising and Marketing Services (0.3%)
Affinion Group, Inc. 144A company
guaranty 10 1/8s, 2013		$420,000	$405,300
Lamar Media Corp. company guaranty 7 1/4s, 2013		130,000	134,063
			539,363

Automotive (2.2%)
ArvinMeritor, Inc. notes 8 3/4s, 2012		95,000	93,100
Dana Corp. notes 5.85s, 2015		65,000	39,813
Delco Remy International, Inc. company
guaranty 11s, 2009		4,000	1,820
Ford Motor Co. notes 7.45s, 2031		340,000	241,400
Ford Motor Credit Corp. bonds 7 3/8s, 2011		360,000	324,649
Ford Motor Credit Corp. notes 7 7/8s, 2010		910,000	841,629
General Motors Acceptance Corp. bonds 8s, 2031		565,000	515,979
General Motors Acceptance Corp. notes 7 3/4s, 2010		555,000	523,065
General Motors Acceptance Corp. notes 6 7/8s, 2012		140,000	124,739
General Motors Acceptance Corp. notes 6 3/4s, 2014		285,000	251,780
General Motors Acceptance Corp. notes 5 1/8s, 2008		135,000	123,523
Hertz Corp. 144A sr. notes 8 7/8s, 2014		185,000	193,325
Meritor Automotive, Inc. notes 6.8s, 2009		145,000	142,100
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		175,000	174,125
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		275,000	304,511
TRW Automotive Inc. sr. notes 9 3/8s, 2013		200,000	217,000
TRW Automotive Inc. sr. sub. notes 11s, 2013		185,000	207,663
			4,320,221

Basic Materials (4.4%)
Abitibi-Consolidated Finance LP company
guaranty 7 7/8s, 2009		2,000	1,945
AK Steel Corp. company guaranty 7 7/8s, 2009		20,000	19,450
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014		170,000	190,188
Century Aluminum Co. company guaranty 7 1/2s, 2014		80,000	83,200
Chaparral Steel Co. company guaranty 10s, 2013		270,000	298,350
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	135,000	145,484
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	275,000	367,003
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s,
6/1/08), 2013 ††		$65,000	57,850
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s,
12/15/07), 2012 ††		310,000	288,300
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s,
10/1/09), 2014 ††		360,000	281,700

CORPORATE BONDS AND NOTES (41.9%)* continued

		Principal amount	Value

Basic Materials continued
Equistar Chemicals LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008		$352,000	$378,400
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		240,000	263,700
Graphic Packaging International Corp
sr. notes 8 1/2s, 2011		15,000	15,075
Hercules, Inc. company guaranty 6 3/4s, 2029		180,000	176,400
Huntsman, LLC company guaranty 11 5/8s, 2010		97,000	110,580
Huntsman, LLC company guaranty 11 1/2s, 2012		53,000	60,553
Ineos Group Holdings PLC 144A bonds 7 7/8s,
2016 (United Kingdom)	EUR	150,000	178,547
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		$425,000	437,750
Ispat Inland ULC sec. notes 9 3/4s, 2014		300,000	341,250
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		24,000	23,460
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		150,000	140,250
JSG Holding PLC 144A sr. notes 11 1/2s,
2015 (Ireland) ‡‡	EUR	111,715	135,107
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		$270,000	301,725
Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007		65,000	67,275
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		310,000	324,725
Metals USA, Inc. 144A sec. notes 11 1/8s, 2015		160,000	172,000
Nalco Co. sr. sub. notes 9s, 2013	EUR	190,000	246,884
Nalco Co. sr. sub. notes 8 7/8s, 2013		$180,000	188,550
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		265,000	266,325
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)	EUR	50,000	61,393
NewPage Corp. sec. notes 10s, 2012		$360,000	376,200
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		280,000	257,600
Novelis, Inc. 144A sr. notes 7 3/4s, 2015		605,000	586,850
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		98,714	103,403
PQ Corp. 144A company guaranty 7 1/2s, 2013		265,000	254,400
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	310,000	383,594
Smurfit Capital Funding PLC debs. 7 1/2s, 2025 (Ireland)		$45,000	41,400
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		180,000	188,550
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		17,046	16,236
Stone Container Corp. sr. notes 9 3/4s, 2011		225,000	231,469
Stone Container Corp. sr. notes 8 3/8s, 2012		95,000	93,100
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		115,000	106,663
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		120,000	127,800
United States Steel Corp. sr. notes 9 3/4s, 2010		154,000	167,090
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡		12,983	10,321
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡		23,885	18,989
			8,587,084

Building Materials (0.9%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		230,000	228,850
Building Materials Corp. company guaranty 8s, 2008		70,000	71,050
Goodman Global Holding Co., Inc. sr. notes FRN
Ser. B, 7.491s, 2012		60,000	61,050

CORPORATE BONDS AND NOTES (41.9%)* continued

		Principal amount	Value

Building Materials continued
Goodman Global Holding Co., Inc.
sr. sub. notes 7 7/8s, 2012		$240,000	$234,600
Jacuzzi Brands, Inc. sec. notes 9 5/8s, 2010		100,000	108,000
NTK Holdings, Inc. sr. disc. notes zero %, 2014		270,000	189,000
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013		300,000	310,500
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014		460,000	458,850
			1,661,900

Capital Goods (4.3%)
Aero Invest 1 SA 144A company guaranty FRN
10.634s, 2015 (Luxembourg) ‡‡	EUR	369,826	451,340
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		$293,000	309,115
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011		30,000	28,725
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		420,000	455,700
Argo-Tech Corp. sr. notes 9 1/4s, 2011		165,000	174,900
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		321,000	345,075
Blount, Inc. sr. sub. notes 8 7/8s, 2012		160,000	168,000
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		65,000	60,125
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		140,000	140,000
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		295,000	305,694
Crown Americas, LLC/Crown Americas Capital Corp.
144A sr. notes 7 5/8s, 2013		340,000	354,450
Crown Cork & Seal Co. Inc. debs. 8s, 2023		90,000	87,750
Decrane Aircraft Holdings Co. company
guaranty zero %, 2008 (acquired 7/23/04, cost $78,000) ‡		238,000	157,080
DRS Technologies, Inc. company guaranty 6 5/8s, 2016		115,000	115,575
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		414,000	449,190
Greenbrier Companies, Inc. company guaranty 8 3/8s, 2015		125,000	131,250
Greenbrier Companies, Inc. 144A sr. notes 8 3/8s, 2015		95,000	99,750
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		55,000	55,138
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		15,000	15,525
L-3 Communications Corp. company guaranty 7 5/8s, 2012		100,000	104,750
L-3 Communications Corp. company guaranty 6 1/8s, 2013		80,000	78,800
L-3 Communications Corp. sr. sub. notes Class B, 6 3/8s, 2015		215,000	214,463
Legrand SA debs. 8 1/2s, 2025 (France)		405,000	496,125
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		139,000	153,248
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	45,000	57,266
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$155,000	159,263
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		320,000	286,400
Mueller Group, Inc. sr. sub. notes 10s, 2012		230,000	251,850
Mueller Holdings, Inc. disc. notes stepped-coupon
zero % (14 3/4s, 4/15/09), 2014 ††		135,000	109,350

CORPORATE BONDS AND NOTES (41.9%)* continued

		Principal amount	Value

Capital Goods continued
Owens-Brockway Glass Container, Inc company
guaranty 6 3/4s, 2014	EUR	105,000	$128,049
Owens-Brockway Glass company guaranty 8 7/8s, 2009		$5,000	5,219
Owens-Brockway Glass company guaranty 8 1/4s, 2013		240,000	250,200
Owens-Brockway Glass company guaranty 7 3/4s, 2011		55,000	57,750
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		197,000	211,775
Owens-Illinois, Inc. debs. 7.8s, 2018		55,000	55,550
Plastipak Holdings Inc. 144A sr. notes 8 1/2s, 2015		95,000	98,088
Ray Acquisition SCA sr. notes 9 3/8s, 2015 (France)	EUR	275,000	350,612
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)		$260,000	242,775
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		380,000	338,200
TD Funding Corp. company guaranty 8 3/8s, 2011		280,000	292,600
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		320,000	352,000
Terex Corp. company guaranty 9 1/4s, 2011		40,000	42,650
Terex Corp. company guaranty 7 3/8s, 2014		24,000	24,720
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011		82,000	86,613
			8,352,698

Communication Services (3.2%)
Alamosa Delaware, Inc. company guaranty 12s, 2009		49,000	53,043
Alamosa Delaware, Inc. company guaranty 11s, 2010		54,000	60,360
Alamosa Delaware, Inc. sr. notes 8 1/2s, 2012		40,000	43,200
American Cellular Corp. company guaranty 9 1/2s, 2009		45,000	46,744
American Cellular Corp. sr. notes Ser. B, 10s, 2011		420,000	456,750
American Tower Corp. sr. notes 7 1/2s, 2012		90,000	94,950
American Towers, Inc. company guaranty 7 1/4s, 2011		165,000	173,250
Asia Global Crossing, Ltd. sr. notes 13 3/8s,
2010 (Bermuda) (In default) †		28,473	854
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		90,000	98,550
Centennial Communications Corp. 144A sr. notes 10s, 2013		145,000	150,800
Centennial Communications Corp. 144A
sr. notes FRN 10 1/4s, 2013		40,000	41,300
Cincinnati Bell Telephone company guaranty 6.3s, 2028		35,000	31,850
Cincinnati Bell, Inc. company guaranty 7s, 2015		80,000	79,900
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014		25,000	25,250
Cincinnati Bell, Inc. unsub. notes 7 1/4s, 2023		80,000	78,800
Citizens Communications Co. notes 9 1/4s, 2011		240,000	265,800
Citizens Communications Co. sr. notes 6 1/4s, 2013		205,000	201,156
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		165,000	173,250
Dobson Cellular Systems sec. notes 9 7/8s, 2012		160,000	174,800
Dobson Communications Corp. 144A sr. notes FRN
8.85s, 2012		75,000	74,250
Eircom Funding company guaranty Ser. US$,
8 1/4s, 2013 (Ireland)		60,000	64,125
Horizon PCS, Inc. company guaranty 11 3/8s, 2012		40,000	46,000
Inmarsat Finance PLC company guaranty 7 5/8s,
2012 (United Kingdom)		150,000	154,688

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Communication Services continued
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††	$230,000	$193,775
iPCS, Inc. sr. notes 11 1/2s, 2012	70,000	80,325
IWO Holdings, Inc. sec. FRN 8.35s, 2012	25,000	26,031
Madison River Capital Corp. sr. notes 13 1/4s, 2010	69,000	72,623
Nextel Partners, Inc. sr. notes 8 1/8s, 2011	290,000	307,400
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	540,000	554,850
Qwest Corp. notes 8 7/8s, 2012	430,000	481,600
Qwest Corp. sr. notes 7 5/8s, 2015	150,000	160,875
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	240,000	294,900
Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)	265,000	307,400
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	330,000	334,125
Rural Cellular Corp. sr. notes 9 7/8s, 2010	150,000	160,500
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	70,000	71,050
Rural Cellular Corp. 144A sr. sub. notes FRN 10.43s, 2012	50,000	51,500
SBA Communications Corp. sr. notes 8 1/2s, 2012	48,000	52,800
SBA Telecommunications, Inc./SBA Communications Corp
sr. disc notes stepped-coupon zero % (9 3/4s, 12/15/07), 2011 ††	49,000	46,428
Syniverse Technologies, Inc.sr. sub. notes Ser. B, 7 3/4s, 2013	175,000	175,438
U S West, Inc. debs. 7 1/4s, 2025	65,000	65,813
Valor Telecommunications Enterprises, LLC/Finance Corp.
company guaranty 7 3/4s, 2015	75,000	78,094
		6,105,197

Consumer (0.5%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	500,000	507,500
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	335,000	354,263
		861,763

Consumer Staples (6.9%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	20,000	12,950
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †	235,000	152,163
Affinity Group, Inc. sr. sub. notes 9s, 2012	360,000	360,000
AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012	35,000	33,294
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	29,000	25,266
AMC Entertainment, Inc. 144A company
guaranty 11s, 2016	90,000	90,563
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	75,000	78,375
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	285,000	265,050
Brand Services, Inc. company guaranty 12s, 2012	309,000	327,540
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	250,000	245,625
CCH I Holdings, LLC 144A company
guaranty 11 1/8s, 2014	363,000	199,650

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Consumer Staples continued
CCH I Holdings, LLC 144A company guaranty 10s, 2014	$65,000	$33,800
CCH I Holdings, LLC 144A company guaranty
stepped-coupon zero % (11 3/4s, 5/15/06), 2014 ††	14,000	7,280
CCH I, LLC 144A secd. notes 11s, 2015	692,000	582,145
Charter Communications Holdings II 144A
sr. notes 10 1/4s, 2010	295,000	293,525
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	235,000	234,413
Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	129,350
Cinemark USA, Inc. sr. sub. notes 9s, 2013	130,000	137,475
Cinemark, Inc. sr. disc. notes stepped-coupon
zero % (9 3/4s, 3/15/07), 2014 ††	325,000	242,125
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	115,000	119,888
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	10,000	10,513
CSC Holdings, Inc. debs. 7 5/8s, 2018	50,000	48,688
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,094
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	105,000	105,788
CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016	130,000	137,800
CSC Holdings, Inc. 144A sr. notes 7 1/4s, 2012	205,000	198,338
Dean Foods Co. sr. notes 6 5/8s, 2009	440,000	447,700
Del Monte Corp. company guaranty 6 3/4s, 2015	105,000	105,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	270,000	287,550
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	690,000	687,413
DirecTV Holdings, LLC sr. notes 8 3/8s, 2013	185,000	198,413
Doane Pet Care Co. 144A sr. sub. notes 10 5/8s, 2015	350,000	370,125
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011	106,000	110,240
Echostar DBS Corp. company guaranty 6 5/8s, 2014	210,000	204,225
Echostar DBS Corp. sr. notes 6 3/8s, 2011	500,000	488,750
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	155,000	159,650
Emmis Communications Corp. unsecd. sr. notes FRN
10.366s, 2012	42,857	42,857
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	75,000	67,875
Gray Television, Inc. company guaranty 9 1/4s, 2011	87,000	92,438
Intelsat Bermuda, Ltd. 144A sr. notes 8 7/8s, 2015 (Bermuda)	210,000	217,875
Intelsat Bermuda, Ltd. 144A sr. notes 8 1/2s, 2013 (Bermuda)	100,000	102,250
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	150,000	150,000
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	75,000	71,625
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013	205,000	194,494
LIN Television Corp. sr. sub. notes 6 1/2s, 2013	165,000	156,544
Marquee Holdings, Inc. sr. disc. notes stepped-coupon zero %
(12s, 8/15/09), 2014 ††	225,000	137,531
Paxson Communications Corp. 144A sec. FRN 10.777s, 2013	95,000	91,913
Paxson Communications Corp. 144A sec. FRN 7.777s, 2012	120,000	120,000
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	375,000	367,500
Playtex Products, Inc. company guaranty 9 3/8s, 2011	248,000	259,780
Playtex Products, Inc. sec. notes 8s, 2011	400,000	427,000
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	342,000	346,275
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	205,000	220,888
Rainbow National Services, LLC 144A sr. sub. debs. 10 3/8s, 2014	200,000	226,250

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Consumer Staples continued
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011	$275,000	$233,750
Rite Aid Corp. company guaranty 9 1/2s, 2011	130,000	136,500
Rite Aid Corp. company guaranty 7 1/2s, 2015	105,000	101,194
Rite Aid Corp. debs. 6 7/8s, 2013	215,000	180,600
Sbarro, Inc. company guaranty 11s, 2009	210,000	214,725
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013	55,000	55,688
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	180,000	176,400
Six Flags, Inc. sr. notes 8 7/8s, 2010	138,000	139,380
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	445,000	383,813
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	100,000	91,250
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	105,000	104,869
United Rentals NA, Inc. sr. sub. notes 7 3/4s, 2013	24,000	24,090
United Rentals NA, Inc. sr. sub. notes 7s, 2014	230,000	222,813
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	290,000	289,275
Universal City Florida Holding Co. sr. notes FRN 9.43s, 2010	107,000	108,605
Warner Music Group sr. sub. notes 7 3/8s, 2014	125,000	125,313
Young Broadcasting, Inc. company guaranty 10s, 2011	374,000	334,263
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	85,000	71,400
		13,420,787

Energy (3.7%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	340,000	340,850
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	92,000	99,130
Chaparral Energy, Inc. 144A sr. notes 8 1/2s, 2015	145,000	153,338
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	240,000	245,100
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	60,000	63,750
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	190,000	202,113
Chesapeake Energy Corp. sr. notes 7s, 2014	250,000	259,375
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	195,000	198,900
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	120,000
Delta Petroleum Corp. company guaranty 7s, 2015	485,000	468,025
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	100,000	104,750
Dresser-Rand Group, Inc. 144A sr. sub. notes 7 5/8s, 2014	27,000	28,080
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	60,000	58,800
Encore Acquisition Co. sr. sub. notes 6s, 2015	213,000	202,350
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	235,000	239,700
Forest Oil Corp. company guaranty 7 3/4s, 2014	100,000	104,625
Forest Oil Corp. sr. notes 8s, 2011	135,000	147,150
Forest Oil Corp. sr. notes 8s, 2008	94,000	98,348
Hanover Compressor Co. sr. notes 9s, 2014	90,000	98,100
Hanover Compressor Co. sr. notes 8 5/8s, 2010	60,000	63,375
Hanover Compressor Co. sub. notes zero %, 2007	125,000	115,000
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	40,000	42,200
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	365,000	364,088
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	455,000	433,388
Inergy LP/Inergy Finance Corp. 144A sr. notes 8 1/4s, 2016	30,000	30,600
KCS Energy, Inc. sr. notes 7 1/8s, 2012	85,000	86,275

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Energy continued
Massey Energy Co. sr. notes 6 5/8s, 2010	$335,000	$342,538
Newfield Exploration Co. sr. notes 7 5/8s, 2011	150,000	160,875
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	210,000	216,825
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	95,000	98,088
Peabody Energy Corp. sr. notes 5 7/8s, 2016	180,000	176,400
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	205,000	213,713
Plains Exploration & Production Co. sr. sub. notes 8 3/4s, 2012	190,000	204,250
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	185,000	186,388
Pride International, Inc. sr. notes 7 3/8s, 2014	400,000	427,000
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	25,000	25,313
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014	210,000	200,550
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	7,000	7,490
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	40,000	41,600
Whiting Petroleum Corp. 144A sr. sub. notes 7s, 2014	575,000	576,438
		7,244,878

Financial (0.4%)
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	60,000	61,200
E*Trade Finance Corp. sr. notes 8s, 2011	230,000	242,075
Finova Group, Inc. notes 7 1/2s, 2009	231,000	75,075
Western Financial Bank sub. debs. 9 5/8s, 2012	320,000	360,000
		738,350

Gaming & Lottery (1.7%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	30,000	32,250
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	25,000	26,156
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	195,000	197,438
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	290,000	289,275
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	95,000	102,956
MGM Mirage, Inc. company guaranty 6s, 2009	280,000	278,600
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	2,033
Mirage Resorts, Inc. debs. 7 1/4s, 2017	55,000	57,338
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009	30,000	31,763
Park Place Entertainment Corp. sr. notes 7s, 2013	165,000	174,601
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010	278,000	296,418
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010	200,000	208,876
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015	65,000	65,325
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	175,000	182,000
Resorts International Hotel and Casino, Inc.
company guaranty 11 1/2s, 2009	158,000	174,195
Scientific Games Corp. company guaranty 6 1/4s, 2012	175,000	173,906
Station Casinos, Inc. sr. notes 6s, 2012	193,000	193,000
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016	120,000	122,100
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	345,000	344,138
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	365,000	359,525
		3,311,893

CORPORATE BONDS AND NOTES (41.9%)* continued

		Principal amount	Value

Health Care (3.0%)
Athena Neurosciences Finance, LLC company
guaranty 7 1/4s, 2008		$355,000	$347,013
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012		408,000	403,920
DaVita, Inc. company guaranty 7 1/4s, 2015		290,000	295,800
DaVita, Inc. company guaranty 6 5/8s, 2013		290,000	294,350
Fresenius Finance BV 144A 5 1/2s, 2016 (Netherlands)	EUR	60,000	72,027
HCA, Inc. debs. 7.19s, 2015		$82,000	85,016
HCA, Inc. notes 6 3/8s, 2015		65,000	64,898
HCA, Inc. notes 5 3/4s, 2014		75,000	71,715
HCA, Inc. sr. notes 6.95s, 2012		70,000	72,009
Healthsouth Corp. notes 7 5/8s, 2012		266,000	292,600
Insight Health Services Corp. company
guaranty FRB 9.93s, 2011		305,000	282,125
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		36,000	27,720
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††		360,000	79,200
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		95,000	96,900
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		155,000	152,675
Owens & Minor, Inc. company guaranty 8 1/2s, 2011		110,000	114,950
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015		360,000	371,700
Select Medical Corp. company guaranty 7 5/8s, 2015		100,000	85,500
Service Corp. International notes 6 1/2s, 2008		35,000	35,350
Service Corp. International notes Ser. *, 7.7s, 2009		41,000	43,050
Service Corp. International 144A sr. notes 7 1/4s, 2017		65,000	66,381
Service Corp. International 144A sr. notes 6 3/4s, 2016		180,000	179,550
Stewart Enterprises, Inc. 144A sr. notes 7 1/4s, 2013		340,000	328,950
Tenet Healthcare Corp. notes 7 3/8s, 2013		265,000	243,138
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		245,000	249,288
Triad Hospitals, Inc. sr. notes 7s, 2012		165,000	168,300
Triad Hospitals, Inc. sr. sub. notes 7s, 2013		300,000	302,625
Universal Hospital Services, Inc.
sr. notes 10 1/8s, 2011 (Canada)		120,000	125,400
US Oncology, Inc. company guaranty 9s, 2012		160,000	171,200
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		365,000	380,513
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)		65,000	74,019
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)		75,000	76,594
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		50,000	50,625
Ventas Realty LP/Capital Corp. 144A sr. notes 6 1/2s, 2016 (R)		80,000	80,400
			5,785,501

Homebuilding (0.7%)
Ashton Woods USA, LLC/Ashton Woods Finance Co.
144A sr. sub. notes 9 1/2s, 2015 (R)		100,000	94,000
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011		95,000	99,513
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012		130,000	136,175
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014		60,000	57,169
KB Home sr. sub. notes 9 1/2s, 2011		2,000	2,093

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Homebuilding continued
Meritage Homes Corp. company guaranty 6 1/4s, 2015	$75,000	$67,500
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	104,000	111,150
Standard Pacific Corp. sr. notes 7s, 2015	180,000	166,050
Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012	75,000	76,106
Technical Olympic USA, Inc.sr. sub. notes 7 1/2s, 2015	235,000	199,750
WCI Communities, Inc. company guaranty 9 1/8s, 2012	356,000	360,450
		1,369,956

Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	260,000	271,700

Lodging/Tourism (0.5%)
FelCor Lodging LP company guaranty 9s, 2008 (R)	100,000	110,500
HMH Properties, Inc. company guaranty Ser. B,
7 7/8s, 2008 (R)	35,000	35,219
Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)	60,000	63,000
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	215,000	219,300
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)	125,000	145,000
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 7/8s, 2012	95,000	104,263
Starwood Hotels & Resorts Worldwide, Inc.
company guaranty 7 3/8s, 2007	121,000	123,420
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	120,000	130,200
		930,902

Publishing (1.9%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	335,000	298,988
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	356,394	365,304
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	235,000	232,650
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	245,000	259,700
Dex Media, Inc. disc. notes stepped-coupon
zero % (9s, 11/15/08), 2013 ††	115,000	96,600
Dex Media, Inc. notes 8s, 2013	85,000	87,975
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	405,000	441,450
Mail-Well I Corp. company guaranty 9 5/8s, 2012	180,000	194,175
PRIMEDIA, Inc. sr. notes 8s, 2013	330,000	295,350
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	85,000	79,900
R.H. Donnelley Corp. 144A sr. disc. notes Ser. A-2,
6 7/8s, 2013	145,000	134,850
R.H. Donnelley Corp. 144A sr. disc. notes 6 7/8s, 2013	70,000	65,100
R.H. Donnelley Corp. 144A sr. notes 8 7/8s, 2016	195,000	201,825
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	440,000	435,600
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	446,000	437,638
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	160,000	131,200
		3,758,305

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Retail (1.0%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	$105,000	$105,919
Autonation, Inc. company guaranty 9s, 2008	260,000	277,550
GSC Holdings Corp. 144A company guaranty 8s, 2012	185,000	184,538
Harry & David Holdings, Inc. company
guaranty 9s, 2013	75,000	72,750
JC Penney Co., Inc. debs. 7 1/8s, 2023	220,000	248,626
JC Penney Co., Inc. notes 9s, 2012	130,000	152,588
JC Penney Co., Inc. notes 8s, 2010	10,000	10,893
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	130,000	85,475
Neiman-Marcus Group, Inc. 144A sr. notes 9s, 2015	450,000	475,313
United Auto Group, Inc. company guaranty 9 5/8s, 2012	275,000	294,938
		1,908,590

Technology (2.1%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	168,000	178,080
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	184,000	174,340
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	85,000	86,700
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	180,000	180,000
Freescale Semiconductor, Inc. sr. notes Ser. B, 7 1/8s, 2014	210,000	221,813
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	355,000	368,313
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	390,000	367,575
Lucent Technologies, Inc. debs. 6.45s, 2029	225,000	189,844
New ASAT Finance, Ltd. company guaranty 9 1/4s,
2011 (Cayman Islands)	90,000	75,150
Solectron Corp. 144A sr. sub. notes 8s, 2016	175,000	177,625
SunGard Data Systems, Inc. 144A sr. sub. notes 10 1/4s, 2015	256,000	268,480
SunGard Data Systems, Inc. 144A sr. unsecd. notes 9 1/8s, 2013	426,000	453,158
UGS Corp. company guaranty 10s, 2012	350,000	383,688
Unisys Corp. sr. notes 8s, 2012	190,000	185,250
Xerox Capital Trust I company guaranty 8s, 2027	175,000	181,125
Xerox Corp. company guaranty 9 3/4s, 2009	3,000	3,293
Xerox Corp. notes Ser. MTN, 7.2s, 2016	110,000	117,150
Xerox Corp. sr. notes 7 5/8s, 2013	211,000	223,924
Xerox Corp. sr. notes 6 7/8s, 2011	185,000	191,244
		4,026,752

Textiles (0.4%)
Levi Strauss & Co. sr. notes 12 1/4s, 2012	281,000	321,043
Levi Strauss & Co. sr. notes 9 3/4s, 2015	253,000	269,445
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	100,000	103,000
Tommy Hilfiger USA, Inc. company guaranty 6.85s, 2008	100,000	103,000
		796,488

Tire & Rubber (0.3%)
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007	60,000	61,275
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	435,000	427,388
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	85,000	85,425
		574,088

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Transportation (0.4%)
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008	$230,000	$209,300
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	300,000	323,250
Kansas City Southern Railway Co. company
guaranty 7 1/2s, 2009	40,000	41,200
Navistar International Corp. company
guaranty 6 1/4s, 2012	110,000	110,825
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006	157,000	158,374
		842,949

Utilities & Power (3.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	23,870
AES Corp. (The) sr. notes 8 3/4s, 2008	14,000	14,700
AES Corp. (The) 144A sec. notes 9s, 2015	175,000	191,625
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	240,000	260,100
ANR Pipeline Co. debs. 9 5/8s, 2021	180,000	232,483
CMS Energy Corp. sr. notes 8.9s, 2008	60,000	64,050
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	76,300
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	42,100
Colorado Interstate Gas Co. debs. 6.85s, 2037	95,000	100,643
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	30,000	29,594
Copano Energy, LLC. 144A sr. notes 8 1/8s, 2016	80,000	82,800
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	315,000	354,375
Dynegy-Roseton Danskamme company
guaranty Ser. A, 7.27s, 2010	90,000	91,575
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	125,000	128,438
El Paso Corp. sr. notes 8.05s, 2030	115,000	123,913
El Paso Corp. sr. notes 7 3/8s, 2012	90,000	93,375
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	85,000	90,100
El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	47,856
El Paso Production Holding Co. company guaranty 7 3/4s, 2013	360,000	379,800
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	151,125
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	280,000	305,900
Mirant North America, LLC 144A sr. notes 7 3/8s, 2013	230,000	236,038
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	155,000	178,638
Monongahela Power Co. 1st mtge. 6.7s, 2014	90,000	96,733
Nevada Power Co. 2nd mtge. 9s, 2013	62,000	68,557
Northwestern Corp. sec. notes 5 7/8s, 2014	360,000	361,858
NRG Energy, Inc. sr. notes 7 3/8s, 2016
(acquired 1/26/06, cost $480,000)	480,000	494,400
Orion Power Holdings, Inc. sr. notes 12s, 2010	125,000	143,125
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	110,000	114,275
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	145,000	150,800
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	35,000	35,700
Sierra Pacific Resources sr. notes 8 5/8s, 2014	165,000	180,070
Teco Energy, Inc. notes 7.2s, 2011	35,000	37,013

CORPORATE BONDS AND NOTES (41.9%)* continued

	Principal amount	Value

Utilities & Power continued
Teco Energy, Inc. notes 7s, 2012	$60,000	$63,000
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,500
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	15,776
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	40,000	43,961
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	150,000	163,313
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	140,000	144,550
Utilicorp United, Inc. sr. notes 9.95s, 2011	95,000	105,688
Williams Cos., Inc. (The) notes 8 3/4s, 2032	30,000	36,300
Williams Cos., Inc. (The) notes 8 1/8s, 2012	35,000	38,325
Williams Cos., Inc. (The) notes 7 5/8s, 2019	50,000	55,000
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	65,000	65,163
		5,723,505

Total corporate bonds and notes (cost $80,874,049)		$81,132,870

CONVERTIBLE PREFERRED STOCKS (34.8%)*

	Shares	Value

Basic Materials (2.9%)
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	160	$182,160
Freeport-McMoRan Copper & Gold, Inc. 144A 5.50% cv. pfd.	1,740	1,980,990
Huntsman Corp. $2.50 cv. pfd.	25,500	1,137,938
Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd. (S)	101,920	2,344,160
		5,645,248

Capital Goods (3.9%)
Allied Waste Industries Ser. D, 6.25% cv. pfd.	4,060	1,244,390
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	31,900	4,147,000
Owens-Illinois, Inc. $2.375 cv. pfd.	63,770	2,208,036
		7,599,426

Communication Services (2.0%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd. (S)	35,300	1,461,420
Crown Castle International Corp. $3.125 cum. cv. pfd.	42,014	2,300,267
		3,761,687

Consumer Cyclicals (4.0%)
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.	66,700	2,009,338
General Motors Corp. Ser. A, $1.13 cv. pfd. (S)	141,300	3,214,575
Interpublic Group of Companies, Inc. 144A
Ser. B, 5.25% cum. cv. pfd	1,018	998,913
TXI Capital Trust I $2.75 cv. pfd.	26,600	1,596,000
		7,818,826

Consumer Staples (1.5%)
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	24,100	982,075
Rite Aid Corp. $1.375 cum. cv. pfd.	20,800	443,768
Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	1,469,400
		2,895,243

CONVERTIBLE PREFERRED STOCKS (34.8%)* continued

	Shares	Value

Energy (1.9%)
Chesapeake Energy Corp. Ser. *, $4.50 cum. cv. pfd (S)	21,700	$1,971,988
Hanover Compressor Capital Trust $3.625 cum. cv. pfd.	32,000	1,612,000
		3,583,988

Financial (10.1%)
Aspen Insurance Holdings, Ltd. $2.813 cv. pfd. (Bermuda)	20,000	1,000,000
Chubb Corp. (The) $1.75 cv. pfd.	55,500	1,887,000
Conseco, Inc. $1.38 cum. cv. pfd.	58,300	1,734,425
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	20	1,941,485
FelCor Lodging Trust, Inc. Ser. A, $1.95 cum. cv. pfd. (R)	99,200	2,480,000
IPC Holdings, Ltd. 7.25% cv. pfd. (Bermuda)	18,500	485,625
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	40,190	1,060,011
Marshall & Ilsley Corp. $1.625 cv. pfd.	58,500	1,554,345
Merrill Lynch & Co., Inc. Ser. JNC, 6.75% cv. pfd.	30,260	1,318,731
Platinum Underwriters Holdings, Ltd. Ser. A, 6.00% cv. pfd.	34,500	1,047,938
Simon Property Group, Inc. $3.00 cv. pfd.	15,100	1,036,238
Sovereign Capital Trust IV $2.188 cv. pfd.	46,000	2,018,250
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	38,400	2,069,760
		19,633,808

Health Care (1.4%)
Schering-Plough Corp. $3.00 cv. pfd.	55,300	2,758,088

Technology (2.2%)
Lucent Technologies Capital Trust 1 7.75% cum. cv. pfd.	2,100	1,974,263
Xerox Corp. $6.25 cv. pfd.	17,600	2,175,800
		4,150,063

Utilities & Power (4.9%)
El Paso Corp. 144A 4.99% cv. pfd.	1,300	1,495,975
El Paso Energy Capital Trust I $2.375 cv. pfd. (S)	38,950	1,484,969
Entergy Corp. $3.813 cv. pfd.	40,900	2,116,575
Great Plains Energy, Inc. $2.00 cum. cv. pfd.	80,000	1,970,000
NRG Energy, Inc. 5.75% cv. pfd. (acquired various dates from
1/25/06 to 1/26/06, cost $1,026,710) ‡	4,100	955,300
Southern Union Co. $2.50 cv. pfd.	30,700	1,519,650
		9,542,469

Total convertible preferred stocks (cost $63,991,933)		$67,388,846

CONVERTIBLE BONDS AND NOTES (18.8%)*

	Principal amount	Value

Capital Goods (0.7%)
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	$240,000	$248,100
Titan International, Inc. 144A cv. sr. notes 5 1/4s, 2009	700,000	1,024,625
		1,272,725

CONVERTIBLE BONDS AND NOTES (18.8%)* continued

	Principal amount	Value

Communication Services (0.5%)
Charter Communications, Inc. 144A cv. sr. notes 5 7/8s, 2009	$1,300,000	$931,125

Conglomerates (1.1%)
GenCorp, Inc. cv. sub. notes 5 3/4s, 2007	2,030,000	2,235,538

Consumer Cyclicals (3.0%)
Mediacom Communications Corp. cv. sr. notes 5 1/4s, 2006	1,050,000	1,040,813
Navistar Financial Corp. cv. sub. bonds 4 3/4s, 2009	1,150,000	1,137,063
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	1,541,000	1,589,156
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	2,055,000	1,810,969
Sinclair Broadcast Group, Inc. cv. sr. sub. notes
stepped-coupon 4 7/8s (2s, 1/15/11) 2018 ††	265,000	229,556
		5,807,557

Consumer Staples (2.3%)
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	6,170,000	2,498,850
Rite Aid Corp. cv. notes 4 3/4s, 2006	1,660,000	1,630,950
Rite Aid Corp. 144A cv. notes 4 3/4s, 2006	264,000	259,380
		4,389,180

Energy (0.5%)
McMoran Exploration Co. cv. sr. notes 6s, 2008	690,000	931,500

Financial (0.6%)
Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	1,300,000	1,085,500

Health Care (0.8%)
Connetics Corp. cv. sr. notes 2s, 2015	1,300,000	1,036,750
EPIX Medical, Inc. cv. sr. notes 3s, 2024	900,000	574,875
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	30,000	31,238
		1,642,863

Homebuilding (0.5%)
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	980,000	1,063,300

Lodging/Tourism (0.9%)
MeriStar Hospitality Corp. cv. sr. sub. notes 9 1/2s, 2010 (R)	1,730,000	1,799,200

Technology (6.1%)
Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	980,000	966,525
Amkor Technologies, Inc. cv. sub. notes 5 3/4s, 2006	1,400,000	1,396,500
Cray, Inc. cv. sr. sub. notes 3s, 2024	1,400,000	967,750
Fairchild Semiconductor International, Inc. cv. company
guaranty 5s, 2008	980,000	971,425
Kulicke & Soffa Industries, Inc. cv. sub. notes 0.5s, 2008	2,050,000	1,824,500
Lucent Technologies, Inc. cv. debs. Ser. B, 2 3/4s, 2025	450,000	471,938
Mentor Graphics Corp. cv. sub. notes FRN 6.36s, 2023	1,700,000	1,602,250
ON Semiconductor Corp. 144A cv. bonds zero %, 2024	1,500,000	1,293,750

CONVERTIBLE BONDS AND NOTES (18.8%)* continued

	Principal amount	Value
Technology continued
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	$200,000	$149,000
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	2,800,000	2,086,000
		11,729,638

Transportation (1.2%)
Continental Airlines, Inc. cv. sr. unsub. notes 4 1/2s, 2007	1,200,000	1,170,000
Pinnacle Airlines Corp. cv. sr. notes 3 1/4s, 2025	1,500,000	1,192,500
		2,362,500

Utilities & Power (0.6%)
XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007	720,000	1,100,700

Total convertible bonds and notes (cost $34,497,943)		$36,351,326

UNITS (0.9%)*

	Units	Value
Hercules, Inc. cv. sub. debs. Units 6.50%, 2029	2,020	$1,525,100
XCL Equity Units (F)	406	276,866

Total units (cost $2,203,786)		$1,801,966

COMMON STOCKS (0.4%)*

	Shares	Value
Coinmach Service Corp. IDS (Income Deposit Securities) (S)	25,623	$425,342
Compass Minerals International, Inc.	147	3,668
Contifinancial Corp. Liquidating Trust Units	574,207	179
Crown Castle International Corp. †	309	9,687
Dobson Communications Corp. †	338	2,447
iPCS, Inc. †	3,463	163,107
Knology, Inc. †	32	162
Samsonite Corp. †	201,560	177,373
Sterling Chemicals, Inc. †	50	501
Sun Healthcare Group, Inc. †	202	1,289
USA Mobility, Inc.	56	1,614
VS Holdings, Inc. †	28,292	1
WHX Corp. †	3,964	40,235

Total common stocks (cost $1,844,480)		$825,605

PREFERRED STOCKS (0.1%)*

	Shares	Value
Dobson Communications Corp. 13.00% pfd.	1	$1,270
Paxson Communications Corp. 14.25% cum. pfd. ‡‡	17	141,950
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	43	51,385

Total preferred stocks (cost $200,888)		$194,605

	FOREIGN GOVERNMENT BONDS AND NOTES (—%)* (cost $86,722)

				Principal amount	Value
	Philippines (Republic of ) bonds 9 1/2s, 2024			$80,000	$94,200

	WARRANTS (—%)* †

		Expiration	Strike
		date	price	Warrants	Value

	Dayton Superior Corp. 144A	6/15/09	$ 0.01	270	$3
	MDP Acquisitions PLC 144A (Ireland)	10/1/13	EUR 0.001	119	3,332
	TravelCenters of America, Inc.	5/1/09	$0.001	420	525
	Ubiquitel, Inc. 144A	4/15/10	22.74	420	4

	Total warrants (cost $28,988)				$3,864

	SHORT-TERM INVESTMENTS (5.8%)*

				Principal amount/shares	Value
	Putnam Prime Money Market Fund (e)			5,388,976	$5,388,976
	Short-term investments held as collateral for loaned securities
	with yields ranging from 4.51% to 4.71% and due dates ranging
	from March 1, 2006 to March 24, 2006 (d)			$5,885,328	5,873,290

	Total short-term investments (cost $11,262,266)				$11,262,266

	TOTAL INVESTMENTS
	Total investments (cost $194,991,055)				$199,055,548

*	Percentages indicated are based on net assets of $193,781,792.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at February 28, 2006.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin
	accruing interest at this rate.
‡	Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28,
	2006 was $1,112,380 or 0.6% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At February 28, 2006, liquid assets totaling $333,290 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2006

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/06 (aggregate face value $2,595,393) (Unaudited)

Aggregate	Delivery	Unrealized
Value	face value	date	depreciation

Euro	$2,612,621	$2,595,393	3/15/06	$(17,228)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/06 (Unaudited)

Notional	Unrealized
amount	appreciation

Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.461% and the fund pays in the event of a credit default
in one of the underlying securities in the basket of BB CMBS securities.	$108,000	$ 666
Agreement with JPMorgan Chase Bank, N.A. on September 1, 2005, maturing on September 20, 2010, to pay quarterly 460 basis points times the notional amount. Upon a credit default event of General Motors
Acceptance Corp., the fund receives a payment of the proportional notional amount times the difference between the par value and the
then market value of General Motors Acceptance Corp.	190,000	410

Total	$1,076

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06 (Unaudited)

ASSETS
Investment in securities, at value, including $5,668,432 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $189,602,079)	$193,666,572
Affiliated issuers (identified cost $5,388,976) (Note 5)	5,388,976

Dividends, interest and other receivables	2,453,922

Receivable for securities sold	319,029

Unrealized appreciation on swap contracts (Note 1)	1,076

Receivable for open forward currency contracts (Note 1)	3,573

Receivable for closed forward currency contracts (Note 1)	2,557

Total assets	201,835,705

LIABILITIES
Distributions payable to shareholders	979,706

Payable for securities purchased	530,237

Payable for shares of the fund repurchased (Note 4)	128,969

Payable for compensation of Manager (Notes 2 and 5)	328,494

Payable for investor servicing and custodian fees (Note 2)	49,545

Payable for Trustee compensation and expenses (Note 2)	65,922

Payable for administrative services (Note 2)	2,710

Payable for open forward currency contracts (Note 1)	20,801

Payable for closed forward currency contracts (Note 1)	358

Collateral on securities loaned, at value (Note 1)	5,873,290

Other accrued expenses	73,881

Total liabilities	8,053,913

Net assets	$193,781,792

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 2 and 4)	$216,539,747

Distributions in excess of net investment income (Note 1)	(99,110)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(26,707,247)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,048,402

Total — Representing net assets applicable to capital shares outstanding	$193,781,792

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($193,781,792 divided by 22,207,463 shares)	$8.73

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $128,783
from investments in affiliated issuers) (Note 5)	$ 4,718,705

Dividends	2,115,045

Securities lending	49,151

Total investment income	6,882,901

EXPENSES
Compensation of Manager (Note 2)	691,016

Investor servicing fees (Note 2)	48,134

Custodian fees (Note 2)	67,819

Trustee compensation and expenses (Note 2)	12,759

Administrative services (Note 2)	7,515

Legal	49,401

Other	99,604

Fees waived and reimbursed by Manager (Note 5)	(3,853)

Total expenses	972,395

Expense reduction (Note 2)	(2,149)

Net expenses	970,246

Net investment income	5,912,655

Net realized gain on investments (Notes 1 and 3)	5,980,199

Net realized gain on swap contracts (Note 1)	4,005

Net realized gain on foreign currency transactions (Note 1)	119,866

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(15,454)

Net unrealized depreciation of investments and swap contracts during the period	(5,906,570)

Net gain on investments	182,046

Net increase in net assets resulting from operations	$ 6,094,701

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	2/28/06*	8/31/05

Operations:
Net investment income	$ 5,912,655	$ 10,015,052

Net realized gain on investments
and foreign currency transactions	6,104,070	5,057,492

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(5,922,024)	443,982

Net increase in net assets resulting from operations	6,094,701	15,516,526

Distributions to shareholders: (Note 1)

From net investment income	(5,958,176)	(10,948,219)

Increase from issuance of shares in connection with the merger
of Putnam High Income Opportunities Trust (Note 7)	—	75,299,313

Decrease from capital shares repurchased (Note 4)	(2,402,994)	—

Increase from payments by affiliates (Note 2)	404,272	—

Total increase (decrease) in net assets	(1,862,197)	79,867,620

NET ASSETS
Beginning of period	195,643,989	115,776,369

End of period (including distributions in excess of net
investment income of $99,110 and $53,589, respectively)	$193,781,792	$195,643,989

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	22,519,551	13,825,527

Shares issued in connection with the merger of Putnam
High Income Opportunities Trust (Note 7)	—	8,694,024

Shares repurchased (Note 4)	(312,088)	—

Shares outstanding at end of period	22,207,463	22,519,551
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$8.69	$8.37	$7.73	$6.56	$7.30	$8.09

Investment operations:
Net investment income (a)	.26(d)	.52(d,f )	.57(d)	.58	.60	.67

Net realized and unrealized
gain (loss) on investments	.02	.36	.63	1.15	(.72)	(.71)

Total from
investment operations	.28	.88	1.20	1.73	(.12)	(.04)

Less distributions:
From net investment income	(.27)	(.56)	(.56)	(.56)	(.62)	(.75)

Total distributions	(.27)	(.56)	(.56)	(.56)	(.62)	(.75)

Increase from repurchase
of shares	.01	—	—	—	—	—

Increase from payments
by affiliates	.02(e)	—	—	—	—	—

Net asset value,
end of period	$8.73	$8.69	$8.37	$7.73	$6.56	$7.30

Market price,
end of period	$7.86	$7.80	$7.62	$7.31	$6.35	$7.45

Total return at
market price (%)(b)	4.29*	9.89	12.06	24.73	(6.77)	3.91

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$193,782	$195,644	$115,776	$106,934	$90,561	$100,130

Ratio of expenses to
average net assets (%)(c)	.50*(d)	1.06(d)	1.09(d)	1.13	1.10	1.14

Ratio of net investment
income to average net
net assets (%)	3.07*(d)	6.13(d,f )	6.88(d)	8.20	8.65	8.91

Portfolio turnover (%)	29.57*	46.13	61.92	69.94	56.70	106.41

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

(e) Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% (Note 2).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/06 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Bond Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. On September 30, 2005, the fund’s name was changed from Putnam High Income Bond Fund to Putnam High Income Securities Fund. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital, if any, are reflected as a reduction of cost when the amount is conclusively determined.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller,

in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $5,668,432. The fund received cash collateral of $5,873,290 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $32,785,979 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $16,076,404 of capital losses acquired in connection with the acquisition of Putnam High Income Opportunities Trust, which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 9,470,066	August 31, 2009

13,721,217	August 31, 2010

9,594,696	August 31, 2011

The aggregate identified cost on a tax basis is $195,030,461, resulting in gross unrealized appreciation and depreciation of $10,907,462 and $6,882,375, respectively, or net unrealized appreciation of $4,025,087.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.70% of the first $500 million of average weekly assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

During the period ended February 28, 2006, Putnam Management voluntarily reimbursed the fund $404,272 relating to an operational error that occurred during the prior fiscal year.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended February 28, 2006, the fund incurred $115,953 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2006, the fund’s expenses were reduced by $2,149 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $278, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,890,712 and $56,989,710, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an expansion of this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the period ended February 28, 2006, the fund repurchased 312,088 common shares for an aggregate purchase price of $2,402,994, which reflects a weighted-average discount from net asset value per share of 10.6% .

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2006, management fees paid were reduced by $3,853 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $128,783 for the period ended February 28, 2006. During the period ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $42,969,275 and $43,139,769, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $5,080 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: Acquisition of Putnam High Income Opportunities Trust

On January 24, 2005, the fund issued 8,694,024 shares in exchange for 3,712,567 shares of Putnam High Income Opportunities Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Income Opportunities Trust on January 21, 2005, valuation date, were $119,743,477 and $75,299,313, respectively. On January 21, 2005, Putnam High Income Opportunities Trust had distributions in excess of net investment income of $439,279, accumulated net realized loss of $21,080,625 and unrealized appreciation of $4,326,390. The aggregate net assets of the fund immediately following the acquisition were $195,042,790.

Information presented in the statement of operations and the statement of changes in net assets reflect only the operations of Putnam High Income Securities Fund.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA710 232863 4/06

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 7-
October	42,963	$7.50	42,963	2,208,992
31,2005
November 1 -
November 30,
2005	21,959	$7.71	21,959	2,187,033

December 1 -
December 31,
2005	88,982	$7.58	88,982	2,098,051

January 1 -
January 31,
2006	79,528	$7.79	79,528	2,018,523

February 1 -
February 28,
2006	78,656	$7.85	78,656	1,939,867

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,977 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was extended to allow repurchases of up to a total of 2,251,955 shares over the original term of the program

*Information is based on the total number of shares eligible for repurchase under the program, as amended on March 10, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006